




Security Information








Security Name
Comparison Security
Comparison Security
Cusip
25848T109
02148M100
03674E108
Issuer
DOT HILL SYSTEMS CORP
ALTIRIS INC
ANTEON INTERNATIONAL
CORP
Bloomberg Ticker
HILL
ATRS
ANT
Underwriters
Lehman Brothers Inc., Deutsche Bank Securities
Inc., RBC Dain Rauscher Inc, Roth Capital Partners
LLC.
Credit Suisse, DA Davidson, DBSI, First Albany, RBC
Capital Markets
Bear Stearns, Goldman Sachs,
Jeffereies & Co,
Jefferies/Quarterdeck, Morgan
Stanley, BB&T, Legg Mason,
UBS, US Bancorp
Years of continuous operation, including predecessors
>3 years
N/A
N/A
Security
Dot Hill Systems Corp
Altiris Inc
Anteon International Corp
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
Lehman Brothers
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/17/2003
8/13/2003
9/16/2003
Total dollar amount of offering sold to QIBs
 $                                                       155,000,000.00
 $                                                                   93,750,000
 $                               223,080,000
Total dollar amount of any concurrent public offering
 $                                                                          -
 $                                                                                -
 $                                              -
Total
 $                                                       155,000,000.00
 $                                                                   93,750,000
 $                               223,080,000
Public offering price
 $                                                                     15.50
 $                                                                           18.75
 $                                         33.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
5.25%
5.00%
4.76%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security
Performance
Fund
Performance
Sell Date*
Boston Funds







Scudder 21st Century
Boston
 $                              71,300
 $                      71,300
0.05%
-11.23%
-6.72%
9/30/2003
SVS I Growth & Income
Boston
 $                            178,250
 $                    178,250
0.12%
-11.23%
-3.29%
9/30/2003
Chicago Funds







SVS II Small Cap Growth
Chicago
 $                            790,500
 $                    790,500
0.51%
-11.23%
-6.65%
9/30/2003
Total

 $                          1,040,050
 $                 1,040,050
0.67%






Security Information








Security Name
Comparison Security
Comparison Security
Cusip
17285T106
389375106
481130102
Issuer
CITADEL BROADCASTING
GRAY TELEVISION INC
JOURNAL COMMUNICATIONS
INC
Ticker
CDL
GTN
JRN
Underwriters
Goldman Sachs & Co, Credit Suisse First Boston
LLC, Deutsche Bank Securities, Merrill Lynch Pierce
Fenner & Smith Inc, Bear Stearns & Co Inc,
Citigroup Global Markets Inc, JP Morgan Securities
Inc, Wachovia Capital Markets LLC, Allen and
Company LLC, Banc of America Securities LLC, AG
Edwards & Sons Inc, Scottia Capital (USA) Inc.
DBSI, Merrill Lynch, Bear Stearns, Allen & Co, SunTrust,
Wachovia
Morgan Stanley, Robert Baird,
Credit Suisse, Goldman Sachs,
Merrill Lynch
Years of continuous operation, including predecessors
>3 years
N/A
N/A
Security
Citadel Broadcasting
Gray Television Inc
Journal Communications Inc
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
Joint Lead
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs & Co.
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/1/2003
10/16/2002
9/23/2003
Total dollar amount of offering sold to QIBs
 $                                                       418,000,000.00
 $                                                                 247,500,000
 $                               258,750,000
Total dollar amount of any concurrent public offering
 $                                                                          -
 $                                                                                -
 $                                              -
Total
 $                                                       418,000,000.00
 $                                                                 247,500,000
 $                               258,750,000
Public offering price
 $                                                                     19.00
 $                                                                             8.25
 $                                         17.25
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
6.00%
6.00%
6.09%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security
Performance
Fund
Performance
Sell Date*
Boston Funds







Scudder Development Fund
Boston
 $                            855,000
 $                    855,000
0.20%
-1.60%
6.50%
9/24/2003
Chicago Funds







Scudder Dynamic Growth Fund
Chicago
 $                            879,700
 $                    879,700
0.21%
-1.60%
10.18%
9/24/2003
Scudder Aggressive Growth Fund
Chicago
 $                            484,500
 $                    484,500
0.12%
-1.60%
6.47%
9/24/2003
SVS II Aggressive Growth Fund
Chicago
 $                            180,500
 $                    180,500
0.04%
-1.60%
6.47%
9/24/2003
SVS II Turner Mid Cap Growth Fund
Chicago
 $                            159,980
 $                    159,980
0.04%
-1.60%
6.82%
9/24/2003
New York Funds







Scudder Mid Cap Fund
New York
 $                          1,791,700
 $                 1,791,700
0.43%
-1.60%
5.88%
9/24/2003
Total

 $                          4,351,380
 $                 4,351,380
1.04%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
G05384105
171232101
416515104
Issuer
ASPEN INSURANCE HOLDINGS LTD
CHUBB CORP
HARTFORD FINANCIAL SVCS GRP
Underwriters
CSFB, Goldman, DBSI, Dowling, Fox-Pitt,
Keefe, UBS
Citigroup, Goldman, Merrill, Bear Stearns,
CSFB, DBSI, Morgan, Wachovia
Goldman, Citigroup, Merrill
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AHL
CB
HIG
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/3/2003
6/18/2003
5/20/2003
Total dollar amount of offering sold to QIBs
 $                                                     236,790,000
 $                                                     803,250,000
 $                                                  1,100,010,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     236,790,000
 $                                                     803,250,000
 $                                                  1,100,010,000
Public offering price
 $                                                               22.50
 $                                                               13.50
 $                                                               45.50
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.31%
0.48%
1.46%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder 21st Century
Boston
 $                         6,400
 $                     144,000
0.06%
4.35%
-2.00%
12/18/2003
Scudder Development Fund
Boston
 $                       10,000
 $                     225,000
0.10%
17.72%
1.02%
12/31/2003
SVS I 21st Century Growth Portfolio
Boston
 $                         1,900
 $                       42,750
0.02%
4.35%
-1.88%
12/18/2003
Chicago Funds







Scudder Aggressive Growth Fund
Chicago
 $                         5,700
 $                     128,250
0.05%
17.72%
1.01%
12/31/2003
Scudder Dynamic Growth Fund
Chicago
 $                       10,800
 $                     243,000
0.10%
17.72%
0.31%
12/31/2003
SVS II Aggressive Growth Portfolio
Chicago
 $                         2,200
 $                       49,500
0.02%
17.72%
0.96%
12/31/2003
SVS II Small Cap Growth Portfolio
Chicago
 $                         8,200
 $                     184,500
0.08%
4.35%
-2.03%
12/18/2003
New York Fund







Scudder Mid Cap Fund
New York
 $                       23,900
 $                     537,750
0.23%
4.35%
-0.89%
12/18/2003
Scudder Small Cap Fund
New York
 $                       14,000
 $                     315,000
0.13%
4.40%
-1.91%
12/11/2003
Small Cap Funds







Scudder SMALLCap Fund1
Small Cap
 $                         4,200
 $                       94,500
0.04%



Total

 $                       87,300
 $                  1,964,250
0.83%






Security Information








Security Name
Comparison Security
Comparison Security
Cusip
013330972
984121103
03674E108
Issuer
ACCENTURE LTD
XEROX CORP
ANTEON INTERNATIONAL
CORP
Ticker
ACN
XRX
ANT
Underwriters
Morgan Stanley & Co Inc, JP Morgan Securities Inc,
Credit Suisse First Boston LLC, UBS Securities LLC,
Banc of America Securities LLC, Citigroup Global
Markets Inc, Deutsche Bank Securities Inc, Merrill
Lynch Pierce Fenner & Smith Inc, Goldman Sachs &
Co, SG Cowen Securities Corp, Wachovia Capital
Markets LLC, Lehman Brothers, Needham &
Company Inc, Soundview Technology Corporation,
Bear Stearns & Co Inc, ABN AMRO Rothschild LLC,
Cazenove & Co Ltd, Robert W. Baird & Co Inc, Legg
Mason Wood Walker Inc, Scotia Capital USA Inc,
Pacific Growth Equities LLC, MR. Beal & Co,
Chatsworth Securities LLC, AG Edwards & Sons Inc,
Edward D. Jones & Co LP, Punk, Ziegel & Company,
Thomas Weisel Partners LLC
Citigroup, Goldman Sachs, JP Morgan, Merrill Lynch,
DBSI, Bear Stearns, BNP Paribas, Credit Suisse,
Danske Bank
Bear Stearns, Goldman Sachs,
Jeffereies & Co,
Jefferies/Quarterdeck, Morgan
Stanley, BB&T, Legg Mason,
UBS, US Bancorp
Years of continuous operation, including
predecessors
>3 years
N/A
N/A
Security
Accenture Ltd
Xerox Corp
Anteon International Corp
Is the affiliate a manager or co-manager of
offering?
Co-Lead Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Morgan Stanley & Co Inc
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/23/2003
6/19/2003
9/16/2003
Total dollar amount of offering sold to QIBs
 $                                                    1,722,000,000.00
 $                                                                 410,000,000
 $                          223,080,000
Total dollar amount of any concurrent public
offering
 $                                                                          -
 $                                                                                -
 $                                         -
Total
 $                                                    1,722,000,000.00
 $                                                                 410,000,000
 $                          223,080,000
Public offering price
 $                                                                     21.00
 $                                                                           10.25
 $                                    33.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.85%
4.00%
4.76%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering Purchased by
the Fund
Security
Performance
Fund
Performance
Sell
Date*
Boston Funds







Scudder Technology & Innovation
Fund
Boston
 $                          1,335,600
 $                 1,335,600
0.08%
6.38%
-5.82%
9/30/2003
Chicago Funds







Scudder Technology Fund
Chicago
 $                          9,712,500
 $                 9,712,500
0.56%
6.38%
-5.98%
9/30/2003
SVS II Technology Portfolio
Chicago
 $                          1,486,800
 $                 1,486,800
0.09%
6.38%
-5.92%
9/30/2003
Total

 $                        12,534,900
 $
12,534,900
0.73%








Security Information








Security Name
Comparison Security
Comparison Security
Cusip
20451N101
204412209
192108108
Issuer
COMPASS MINERALS INTERNATIONAL INC
CIA VALE DO RIO
COEUR D'ALENE MINES CORP
Bloomberg Ticker
CMP
RIO
CDE
Underwriters
CSFB, Goldman, DBSI, JP Morgan, UBS
Merrill, ABN, CSFB, Goldman, JP Morgan, Morgan
Stanley
CIBC, Orion, Sprott
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Compass Minerals International Inc.
Cia Vale Do Rio
Coeur D'Alene Mines Corp
Is the affiliate a manager or co-manager of offering?
Co -Manager
N/A
 N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
 N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/11/2003
3/20/2002
9/11/2003
Total dollar amount of offering sold to QIBs
 $                                                     188,500,000
 $                                                     835,690,000
 $                                                       70,160,000
Total dollar amount of any concurrent public offering
 $                                                                      -
 $                                                                      -
 $                                                                      -
Total
 $                                                     188,500,000
 $                                                     835,690,000
 $                                                       70,160,000
Public offering price
 $                                                               13.00
 $                                                               24.50
 $                                                                3.40
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.18%
0.09%
0.04%
Rating
 N/A
 N/A
 N/A
Current yield
 N/A
 N/A
 N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder 21st Century
Boston
 $                       81,700
 $                  1,062,100
0.56%
9.85%
2.85%
12/31/2003
SVS I 21st Century Growth Portfolio
Boston
 $                       24,300
 $                     315,900
0.13%
9.85%
2.79%
12/31/2003
Chicago Funds







SVS II Small Cap Growth Portfolio
Chicago
 $                     104,100
 $                  1,353,300
0.57%
9.85%
2.81%
12/31/2003
New York Fund







Scudder Micro Cap Fund
New York
 $                       60,000
 $                     780,000
0.33%
9.85%
3.42%
12/31/2003
Scudder Small Cap Fund
New York
 $                     178,100
 $                  2,315,300
0.98%
9.85%
2.76%
12/31/2003
Small Cap Funds







Scudder SMALLCap Fund1
Small Cap
 $                       52,700
 $                     685,100
0.29%



Total (USD)

 $                     500,900
 $                  6,511,700
2.86%


